FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 4, 2007
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2007. Please review these matters carefully.

Portfolio Management Appointments

Effective immediately, Mr. Charles de Lardemelle is the Associate Portfolio Manager for First Eagle Global Fund, First Eagle Overseas Fund and First Eagle U.S. Value Fund. Mr. de Lardemelle will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of these Funds. Mr. de Lardemelle has been with the Adviser in positions of responsibility for the First Eagle Funds since 1996, becoming Co-Director of Research in January 2005 and Director of Research in March 2007. He earned his post-graduate degree in Finance at Ecole des Hautes Etudes Commerciales du Nord (EDHEC) in Lille, France in 1996.

Effective immediately, Mr. Simon Fenwick is the Co-Portfolio Manager for First Eagle Gold Fund. Mr. Fenwick will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of this Fund. Mr. Fenwick has been with the Adviser in positions of responsibility for the First Eagle Funds since March 2003 and became the Associate Portfolio Manager of First Eagle Gold Fund in January 2005. Mr. Fenwick was an equity research analyst for 10 years prior to joining the Funds, most recently at SG Securities. Mr. Fenwick is a graduate of Queensland University and has completed post-graduate studies with the Securities Institute of Australia.

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In particular, the Statement of Additional Information is revised as follows:

1.  On page 27 of the Statement of Additional Information, remove the final paragraph of the section entitled "Portfolio Managers" and replace it with the following information:

With respect to his management of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle U.S. Value Fund, Mr. Eveillard is primarily assisted by Charles de Lardemelle as Associate Portfolio Manager. Mr. de Lardemelle also assists Mr. Eveillard in this capacity with the other pooled investment vehicles and other accounts managed referenced in the above table (i.e., those listed in the last two columns of that table). (A separate Supplement to this Statement of Additional Information dated May 3, 2007 replaced all portfolio manager references in the first line of that table with references to Mr. Eveillard and updated the figures set out in that table to March 30, 2007.) With respect to his management of First Eagle Gold Fund, Mr. Eveillard is primarily assisted by Simon Fenwick as Co-Portfolio Manager. Mr. Fenwick does not have portfolio management responsibility for any other investment fund or account. Each of Messrs. de Lardemelle's and Fenwicks's respective compensation plans consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Each of their respective bonuses is awarded in the firm's discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the firm's "Global Value" investment team.

The identified portfolio managers listed above are assisted by a team of professionals, such as research analysts and trading personnel. However, only the identified portfolio managers have final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the team of professionals assisting the portfolio managers and provides information regarding their professional backgrounds.

2.  Remove the section under the heading "Conflicts of Interest" on page 29 of the Statement of Additional Information and replace it as follows.

CONFLICTS OF INTEREST

Personnel of the Adviser and/or Subadviser (including the Funds' portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a Fund managed by such person. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's and Subadviser's investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies. Conflicts also may be presented by Messrs. Eveillard's, de Lardemelle's and Fenwick's portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

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The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Statement of Additional Information entitled "Investment Advisory and Other Services" and "Management of the Trust".